Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2015.

/s/ JAMES L. BARKSDALE
James L. Barksdale

STATE OF MISSISSIPPI

COUNTY OF MADISON

I, Sharon S. Lucius, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James L. Barksdale, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ SHARON S. LUCIUS
Notary Public

My Commission Expires:

October 15, 2017

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2015.

/s/ JOHN A. EDWARDSON
John A. Edwardson

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Joyce J. Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John A. Edwardson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ JOYCE J. JONES
Notary Public

My Commission Expires:

12-10-2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2015.

/s/ MARVIN R. ELLISON
Marvin R. Ellison

STATE OF TEXAS

COUNTY OF COLLIN

I, Monica Lea Brady, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Marvin R. Ellison, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MONICA LEA BRADY
Notary Public

My Commission Expires:

August 8, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of June, 2015.

/s/ KIMBERLY ANN JABAL
Kimberly Ann Jabal

STATE OF CALIFORNIA

COUNTY OF SAN FRANCISCO

I, Guillermo Cortez, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Kimberly Ann Jabal, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ GUILLERMO CORTEZ
Notary Public

My Commission Expires:

January 14, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of June, 2015.

/s/ SHIRLEY ANN JACKSON
Shirley Ann Jackson

STATE OF NEW YORK

COUNTY OF RENSSELAER

I, Theresa Hobbs, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Shirley Ann Jackson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ THERESA HOBBS
Notary Public

My Commission Expires:

12/27/2017

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of June, 2015.

/s/ GARY W. LOVEMAN
Gary W. Loveman

STATE OF NEVADA

COUNTY OF CLARK

I, Marilyn White, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Gary W. Loveman, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARILYN WHITE
Notary Public

My Commission Expires:

January 7, 2017

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June, 2015.

/s/ R. BRAD MARTIN
R. Brad Martin

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Rachel Wohlfarth, a Notary Public in and for said County, in the aforesaid State, do hereby certify that R. Brad Martin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ RACHEL WOHLFARTH
Notary Public

My Commission Expires:

2/19/18

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of June, 2015.

/s/ JOSHUA COOPER RAMO
Joshua Cooper Ramo

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Virginia Wester, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua Cooper Ramo, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ VIRGINIA WESTER
Notary Public

My Commission Expires:

6-8-15

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2015.

/s/ SUSAN C. SCHWAB
Susan C. Schwab

DISTRICT OF COLUMBIA

I, Robin L. Algood, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Susan C. Schwab, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ ROBIN L. ALGOOD
Notary Public

My Commission Expires:

4/14/2019

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2015.

/s/ DAVID P. STEINER
David P. Steiner

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Joyce J. Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David P. Steiner, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ JOYCE J. JONES
Notary Public

My Commission Expires:

12-10-2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of June, 2015.

/s/ PAUL S. WALSH
Paul S. Walsh

ENGLAND AND WALES

I, Mark Jonathan White, a Commissioner for Oaths and Solicitor, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARK JONATHAN WHITE
Solicitor of the Supreme Court of
Judicature of England and Wales

11 June 2015

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal financial officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2015.

/s/ ALAN B. GRAF, JR.
Alan B. Graf, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARY T. BRITT
Notary Public

My Commission Expires:

12-18-2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal executive officer and a director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2015.

/s/ FREDERICK W. SMITH
Frederick W. Smith

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public

My Commission Expires:

9-17-2017

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal accounting officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2015, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of June, 2015.

/s/ JOHN L. MERINO
John L. Merino

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Laurie Anne Howell, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John L. Merino, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ LAURIE ANNE HOWELL
Notary Public

My Commission Expires:

07-06-2016